Exhibit 10.3

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of August 27, 2026, is made by and between Quoin Pharmaceuticals Ltd., an Israeli company (the “Company”), and _________, an individual (the “2020 Noteholder”).

WHEREAS, the 2020 Noteholder purchased a promissory note from Quoin Pharmaceuticals, Inc. (“Quoin Inc.”), in the original principal amount of $____________, dated October 2, 2020 (the “2020 Note”);

Whereas, in connection with the merger transaction (the “Merger”) with Cellect Biotechnology Ltd., the outstanding principal and accrued but unpaid interest of the 2020 Note was to automatically convert into shares of the Company;

WHEREAS, the capitalization table for the Merger closing neglected to account for accrued interest on the 2020 Notes and therefore, the shares of the Company issued to the 2020 Noteholder was under-allocated;

Whereas, the 2020 Noteholder is owed accrued and unpaid interest related to the 2020 Note in an amount equal to $____________ (the “Outstanding Debt”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the 2020 Noteholder, and the 2020 Noteholder desires to exchange with the Company, the Outstanding Debt for American Depositary Shares (“ADSs”) representing the Company’s ordinary shares, no par value per share (the “Ordinary Shares”) in the amount of ____________ ADSs (the “Exchange ADSs”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the 2020 Noteholder agree as follows:

1	Terms of Exchange

Upon execution of this Agreement, the Company agrees to issue to the 2020 Noteholder the Exchange ADSs in exchange for the Outstanding Debt. The Outstanding Debt and any and all obligations of the Company to the 2020 Noteholder as a result of the 2020 Note shall be deemed fully satisfied by the exchange of the Outstanding Debt for the Exchange ADSs, the Outstanding Debt shall be cancelled and the 2020 Noteholder will have no remaining rights, powers, privileges, remedies or interests under the 2020 Note or in respect of the Outstanding Debt.

2	Further Assurances

The Company covenants to deliver the Exchange ADSs to 2020 Noteholder as soon as practicable following the execution of this Agreement. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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3	Representations and Warranties of the 2020 Noteholder

The 2020 Noteholder hereby makes the following representations and warranties to the Company:

3.1	Authorization

The 2020 Noteholder has the requisite power, authority and legal capacity to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his obligations hereunder. The 2020 Noteholder owns good and marketable title to the Outstanding Debt, free and clear of any liens or encumbrances and the Outstanding Debt has not been pledged to any third party.

3.2	Reliance on Exemptions

The 2020 Noteholder understands that the Exchange ADSs are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the 2020 Noteholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the 2020 Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of the 2020 Noteholder to acquire the Exchange ADSs.

3.3	Information Regarding 2020 Noteholder

The 2020 Noteholder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act and is not subject to any “bad actor” disqualification event in Rule 506(d)(1)(i)-(viii) of the Securities Act. The 2020 Noteholder is acquiring the Exchange ADSs for the 2020 Noteholder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the 2020 Noteholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof.

3.4	Legend

The 2020 Noteholder understands that the Exchange ADSs will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and that the Exchange ADSs shall bear a legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE ORDINARY SHARES (“SHARES”) REPRESENTED BY THE AMERICAN DEPOSITARY SHARES (THE “ADSs”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY U.S. STATE OR OTHER U.S. JURISDICTION. THE ADSs AND THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED BY AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY AND THE DEPOSITARY, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION OF THE SHARES UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

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THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE DEPOSIT AGREEMENT, DATED AS OF July 28, 2016, AMONG THE COMPANY, The Bank of New York, Mellon (THE “DEPOSITARY”) AND THE HOLDERS AND BENEFICIAL OWNERS FROM TIME TO TIME OF THE AMERICAN DEPOSITARY RECEIPTS EVIDENCING THE AMERICAN DEPOSITARY SHARES ISSUED THEREUNDER, AS SUCH AGREEMENT MAY BE AMENDED OR SUPPLEMENTED (THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE DEPOSIT AGREEMENT.

4	Representations and Warranties of the Company

The Company hereby makes the following representations and warranties to the 2020 Noteholder:

4.1	Authorization; Enforcement

The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, this Agreement will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as any indemnification and contribution provisions may be limited by applicable law.

4.2	Organization and Qualification

The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted.

4.3	No Conflict

The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Company’s articles of association, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company.

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4.4	Issuance of the Exchange ADSs

The Exchange ADSs have been duly and validly authorized and, upon issuance by The Bank of New York Mellon (the “Depositary”), as depositary under that certain Deposit Agreement, dated July 28, 2016, among the Company, the Depositary and the owners and holders of the ADSs issued thereunder (the “Deposit Agreement”), against the deposit of the Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement and pursuant to the terms of this Agreement against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and will be issued free and clear of any liens or other restrictions (other than those as provided in this Agreement, the Deposit Agreement or restrictions on transfer under applicable state and federal securities laws), and the holder of the Exchange ADSs shall be entitled to all rights accorded to a holder of ADSs as specified therein and in the Deposit Agreement.

5	Miscellaneous

5.1	Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

5.2	Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.3	Severability

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.4	Counterparts/Execution

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

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5.5	Entire Agreement; Amendments

This Agreement constitutes the entire agreement between the Parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the Parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all Parties, or, in the case of a waiver, by the Party waiving compliance. Except as expressly stated herein, no delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

5.6	Headings

The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

Quoin Pharmaceuticals Ltd.

By:
Name:
Title:

2020 NOTEHOLDER

[Name]

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